SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K/A
                                AMENDMENT NO. 1
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    **********************************************************************
      Date of Report (Date of earliest event reported): August 23, 1999

                          Merry Land Properties, Inc.
            (Exact name of registrant as specified in its charter)

                                    Georgia
                (State or other jurisdiction of incorporation)

       000-29778                                         58-2412761
(Commission File Number)                (I.R.S.Employer I.D. Number)

      624 Ellis Street, Augusta, Georgia                  30901
   (Address of principal executive offices)            (Zip Code)

                                  706/722-6756
            (Registrant's telephone number including area code)

        ____________________________________________________________
        (Former name or former address, if changed since last report)
   **********************************************************************


Filed: September 13, 1999

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. The undersigned registrant hereby amends its current Report on Form 8-K (date of event reported: August 23, 1999; date filed: August 26, 1999) by filing the following described exhibit as set forth in the pages attached hereto:

Combined Statements of Excess of Revenues Over Specific Operating Expenses for the Years Ended December 31, 1996, 1997 and 1998 and the Six Months Ended June 30, 1999 (Unaudited)for the properties acquired from the Equity Residential Properties Trust Limited Liability Companies and Unaudited Pro Forma Consolidated Balance Sheet and Statements of Income.

                                  SIGNATURE

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRY LAND PROPERTIES, INC.

                                                        (Registrant)

                                          /s/ Dorrie E. Green
                                      By:____________________________
                                                Dorrie E. Green
                                             As Its Vice President

                          MERRY LAND PROPERTIES, INC.
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

The unaudited consolidated statements of income are presented as if Merry Land Properties, Inc. ("the Company") acquired Hammocks at Long Point Apartments, Huntington Apartments, Magnolia Villas Apartments, Summit Place Apartments, Windsor Place Apartments and Woodcrest Apartments ("the Properties") as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the property acquisitions have been made.

The unaudited pro forma consolidated statements of income are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                          MERRY LAND PROPERTIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (Unaudited)

                                                  Combined
                                                  Results of
                                   Company         Acquired             Pro Forma       Company
                                  Historical      Properties           Adjustments     Pro Forma
                                  ----------     -----------           -----------     ---------
INCOME:
    Rental income                 $4,070,347     $4,820,162 (a)                      $ 8,890,509
    Royalty income                   938,830              0                              938,830
    Interest income                  144,974              0           $(36,605) (f)      108,369
    Management income                432,606              0           (192,807) (g)      239,799
    Development fees               1,014,516              0                   0        1,014,516
    Long term loss                  (29,512)              0                   0         (29,512)
                                   ---------      ---------           ---------       ----------
                                   6,571,761      4,820,162           (229,412)       11,162,511
EXPENSES:
    Rental expense                 1,577,353      1,665,487 (a)               0        3,242,840
    Interest expense               1,684,328              0           2,022,460 (c)    3,754,118
                                                                         47,330 (d)
    Depreciation                     718,144              0             570,593 (b)    1,288,737
    Amortization                           0              0              13,142 (e)       13,142
    General and administrative
    expenses                       1,171,347              0                   0        1,171,347
                                   ---------      ---------          ----------        ---------
                                   5,151,172      1,665,487           2,653,525        9,470,184
INCOME BEFORE TAXES AND
EXTRAORDINARY ITEM                 1,420,589      3,154,675          (2,882,937)       1,692,327
                                                                                               0
INCOME TAX PROVISION                 386,230              0             103,260 (h)      489,490
                                   ---------      ---------          ----------        ---------
INCOME BEFORE EXTRAORDINARY ITEM   1,034,359      3,154,675          (2,986,197)       1,202,837
EXTRAORDINARY GAIN--DISCOUNT ON    ---------      ---------          ----------        ---------
REPAYMENT OF DEBT, NET OF INCOME
TAX PROVISION OF $441,746            721,969              0                   0          721,969
                                   ---------      ---------          ----------        ---------
NET INCOME                         1,756,328      3,154,675          (2,986,197)       1,924,806
                                   ---------      ---------          ----------        ---------
DISCOUNT ON REDEMPTION OF
PREFERRED STOCK                    1,163,715              0                   0        1,163,715
                                   ---------      ---------          ----------        ---------
NET INCOME--COMMON                $2,920,043     $3,154,675         $(2,986,197)      $3,088,521

WEIGHTED AVERAGE COMMON SHARES:
     Basic                         2,181,070                                           2,181,070
                                   ---------                                           ---------
     Diluted                       2,264,523                                           2,264,523
                                   ---------                                           ---------
EARNINGS PER SHARE:
     Basic                             $1.34                                               $1.42
                                       -----                                               -----
     Diluted                           $1.30                                               $1.36
                                       -----                                               -----



        The accompanying notes are an integral part of this statement.

                      MERRY LAND PROPERTIES, INC.
               PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE YEAR ENDED DECEMBER 31, 1998
                              (Unaudited)

                                                             Combined
                                                            Results of
                                            Company          Acquired           Pro Forma        Company
                                           Historical       Properties         Adjustments      Pro Forma
                                           ----------       ----------         -----------      ---------
INCOME:
  Rental income                           $ 8,120,569      $9,121,974 (a)                     $17,242,543
  Royalty income                            1,693,489               0                           1,693,489
  Interest income                             136,644               0         $(73,211) (f)        63,443
  Management income                           148,958               0          (75,088) (g)        73,870
  Development fees                            515,016               0                0            515,016
                                           ----------       ---------         --------         ----------
                                           10,614,676       9,121,974         (148,299)        19,588,351
EXPENSES:
  Rental expense                            3,449,045       3,485,783 (a)                       6,934,828
  Interest expense                            694,462               0        4,044,920  (c)     4,841,307
                                                                               101,925  (d)
  Depreciation                              1,556,457               0        1,141,187  (b)     2,697,644
  Amortization                                      0               0           26,283  (e)        26,283
  Insurance                                    42,066               0                0             42,066
  General and administrative expenses         611,335               0                0            611,335
  Impairment charge                         1,666,463               0                0          1,666,463
                                            ---------       ---------        ---------         ----------
                                            8,019,828       3,485,783        5,314,315         16,819,926
                                            ---------       ---------        ---------         ----------
INCOME BEFORE TAXES                         2,594,848       5,636,191       (5,462,614)         2,768,425

INCOME TAX BENEFIT (PROVISION)                462,597               0          (65,959) (h)       396,618
                                            ---------       ---------        ---------         ----------
NET INCOME                                 $3,057,445      $5,636,191      $(5,528,573)        $3,165,073
                                            ---------       ---------        ---------         ----------
WEIGHTED AVERAGE COMMON SHARES:
         Basic                              2,113,393                                           2,113,393
         Diluted                            2,129,479                                           2,129,479
                                            ---------                                          ----------

EARNINGS PER SHARE:
   Basic                                        $1.45                                               $1.50
   Diluted                                      $1.44                                               $1.49
                                                 ----                                                ----






        The accompanying notes are an integral part of this statement.

               MERRY LAND PROPERTIES, INC.
       NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
            CONSOLIDATED STATEMENTS OF INCOME



(a) Reflects rental revenue, other property revenues, and property operating and maintenance expenses (exclusive of depreciation expense) for the Properties. All of the properties were operational for both periods presented.

(b) Reflects depreciation expense for the properties during the periods presented based on the depreciable lives used by the company for similar properties.

(c) Reflects interest expense during the periods presented associated with the mortgage debt issued to fund the acquisitions of the properties. The weighted average interest rate for the mortgages was 7.98% for both periods presented.

(d) Reflects interest expense during the periods presented associated with borrowings under the company's line of credit facility which was utilized to acquire the properties. The company's borrowings bear interest at LIBOR plus 1.25%. The weighted average rates used for the periods ended December 31, 1998 and June 30, 1999 were
6.80% and 6.31%, respectively.

(e) Reflects the amortization of the loan costs associated with the acquisitions of the Properties based on the lives of the loans.

(f) Reflects the reduction in interest income during the periods presented associated with the cash used to fund the acquisitions of the properties. The weighted average interest rate was 5% for both periods.

(g) Reflects the reduction in management fee income during the periods presented associated with the management fees earned relating to the Properties acquired.

(h) Reflects the income tax impact of operations of the Properties acquired and other pro forma adjustments computed at an estimated effective rate of 38%.

               MERRY LAND PROPERTIES, INC.
                   UNAUDITED PRO FORMA
                CONSOLIDATED BALANCE SHEET
                      JUNE 30, 1999


The unaudited pro forma consolidated balance sheet is presented as if all of the acquisitions of the Properties had been consummated as of June 30, 1999.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual position would have been at June 30, 1999, nor does it purport to represent the future financial position of the Company.

                         MERRY LAND PROPERTIES, INC.
                    PRO FORMA CONSOLIDATED BALANCE SHEET
                                JUNE 30, 1999
                                  (Unaudited)


                                                                Company              Pro Forma          Company
                                                              Historical            Adjustments        Pro Forma
                                                              ----------            -----------        ---------
ASSETS:
  Real estate assets, at cost:
    Land held for mining, development, and sale             $  5,802,298                             $ 5,802,298
    Apartment                                                 41,198,653           $53,528,659 (a)    94,717,312
    Commercial rental property                                 2,627,652                     0         2,627,652
    Furniture and equipment                                    1,890,555                     0         1,890,555
    Development in progress                                    2,483,516                     0         2,483,516
        Total cost                                            53,992,674            53,528,659 (a)   107,521,333
  Accumulated depreciation and depletion                     (12,184,117)                    0       (12,184,117)
                                                             -----------           -----------       -----------
                                                              41,808,557            53,528,659 (a)    95,337,216
                                                             -----------           -----------       -----------
CASH AND CASH EQUIVALENTS                                      4,065,482            (2,283,572)(a)     1,781,910

RESTRICTED CASH                                                  360,367               819,358 (a)     1,179,725
OTHER ASSETS:
  Notes receivable                                             1,222,686                     0         1,222,686
  Other receivables                                              265,200                     0           265,200
  Deferred tax asset                                           5,649,625                     0         5,649,625
  Deferred loan costs                                            574,819               262,833 (a)       837,652
  Other                                                          142,659               158,028 (a)       300,687
                                                               7,854,989               420,861         8,275,850
        Total assets                                         $54,089,395           $52,485,306      $106,574,701
                                                             -----------           -----------       -----------
NOTES PAYABLE:
  Senior debt                                                $         0           $         0      $          0
  Line of credit                                                       0             1,500,000 (a)     1,500,000
  Subordinated debt                                                    0                     0                 0
  Mortgage debt                                               41,241,000            50,683,000 (a)    91,924,000
                                                             -----------           -----------       -----------
                                                              41,241,000            52,183,000        93,424,000
                                                             -----------           -----------       -----------
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES:
  Accrued interest                                                     0                     0                 0
  Accrued income taxes                                          (478,183)                    0          (478,183)
  Accrued property taxes                                         237,213               258,079 (a)       495,292
  Accrued dividends payable                                            0                     0                 0
  Deferred revenue                                               182,373                     0           182,373
  Other                                                          703,571                44,227 (a)       747,798
                                                             -----------           -----------       -----------
                                                                 644,974               302,306           947,280

PREFERRED STOCK                                                        0                     0                 0

STOCKHOLDERS' EQUITY:
  Common stock, at $1 stated value, 2,597,633
  shares issued and outstanding                                2,595,300                     0         2,595,300
  Capital surplus                                             10,277,229                     0        10,277,229
  Unamortized compensation                                    (1,776,848)                    0        (1,776,848)
  Cumulative undistributed net earnings                        1,107,740                     0         1,107,740
                                                             -----------           -----------       -----------
                                                              12,203,421                     0        12,203,421
                                                             -----------           -----------       -----------
    Total liabilities and stockholders' equity               $54,089,395           $52,485,306      $106,574,701
                                                             -----------           -----------       -----------





      The accompanying notes are an integral part of this balance sheet.

                          MERRY LAND PROPERTIES, INC.
                 NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                          CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999



(a) Reflects the acquisitions of the Properties, which took place after June 30, 1999, the related application of the earnest money deposits to the purchase price, issuance of mortgage debt, borrowings under the credit facility and the assumption of security deposits, accrued property taxes, and other liabilities.

             PROPERTIES ACQUIRED FROM THE EQUITY RESIDENTIAL

              PROPERTIES TRUST LIMITED LIABILITY COMPANIES


                COMBINED STATEMENTS OF EXCESS OF REVENUES

                    OVER SPECIFIC OPERATING EXPENSES

          FOR THE YEARS ENDED DECEMBER 31, 1996, 1997, AND 1998

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Merry Land Properties, Inc.:


We have audited the accompanying combined statements of excess of revenues over specific operating expenses of the PROPERTIES ACQUIRED FROM THE EQUITY RESIDENTIAL PROPERTIES TRUST LIMITED LIABILITY COMPANIES for the years ended December 31, 1996, 1997, and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of excess of revenues over specific operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the financial statements exclude certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land Properties, Inc. The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the combined statements of excess of revenues over specific operating expenses referred to above present fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of the Properties Acquired from the Equity Residential Properties Trust Limited Liability Companies for the years ended December 31, 1996, 1997, and 1998 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Atlanta, Georgia
August 27, 1999

                PROPERTIES ACQUIRED FROM THE EQUITY RESIDENTIAL
                 PROPERTIES TRUST LIMITED LIABILITY COMPANIES
                   COMBINED STATEMENTS OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1997, AND 1998
                    AND THE SIX MONTHS ENDED JUNE 30, 1999



                                                                 1996                1997                1998                1999
                                                                 ----                ----                ----                ----
                                                                                                                         (Unaudited)

REVENUES:
  Rents (Note 1)                                           $5,371,850           $6,417,773         $8,670,730          $4,570,227
  Other income                                                297,801              415,909            451,244             249,935
       Total revenues                                       5,669,651            6,833,682          9,121,974           4,820,162

SPECIFIC OPERATING EXPENSES (Note 2):
  Operating                                                 1,967,490            2,288,552          2,591,636           1,196,759
  General and administrative                                  122,223              208,931            232,526              98,972
  Real property taxes                                         417,432              440,204            661,621             369,756
       Total specific operating expenses                    2,507,145            2,937,687          3,485,783           1,665,487

EXCESS OF REVENUES OVER SPECIFIC OPERATING
EXPENSES                                                   $3,162,506           $3,895,995         $5,636,191          $3,154,675





       The accompanying notes are an integral part of these statements.

               PROPERTIES ACQUIRED FROM THE EQUITY RESIDENTIAL
                 PROPERTIES TRUST LIMITED LIABILITY COMPANIES
              NOTES TO COMBINED STATEMENTS OF EXCESS OF REVENUES
                       OVER SPECIFIC OPERATING EXPENSES
            FOR THE YEARS ENDED DECEMBER 31, 1996, 1997, AND 1998
                    AND THE SIX MONTHS ENDED JUNE 30, 1999

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     DESCRIPTION OF TRANSACTION

In six separate transactions on August 23, 1999, Merry Land Properties, Inc. and a wholly owned subsidiary (collectively, the "Company") acquired all of the membership interests in six limited liability companies, each of which own one of the acquired apartment communities. Each of the six acquired communities had been owned by one of six Delaware limited liability companies whose members were the Company and ERP Operating Partnership, a subsidiary of Equity Residential Properties Trust. ERP Operating Partnership held substantially all of the capital accounts of each limited liability company, having contributed the apartment communities to the limited liability companies. The Company held a 50% profits interest, after payment of a preferred return to ERP Operating Partnership, in each Delaware limited liability company. The Company also had an option to purchase the Delaware limited liability company interests owned by ERP Operating Partnership. The acquisition cost of the properties listed below for each property represents the option price paid directly or indirectly to ERP Operating partnership for indirect ownership interests in the properties.

     DESCRIPTION OF PROPERTIES

     Below are descriptions of the properties acquired:


 Name of                              Market                                                Date           Acquisition
Apartments                           Location                             Units            Built               Cost
----------                           --------                             -----            -----           -----------
HAMMOCKS AT LONG POINT             Savannah, Georgia                       308              1997           $20,621,789
Huntington                         Savannah, Georgia                       147              1986             5,752,204
Magnolia Villa                     Savannah, Georgia                       144              1986             5,001,066
Summit Place                       Charleston, South Carolina              226              1985             6,939,825
Windsor Place                      Charleston, South Carolina              224              1984             9,753,695
Woodcrest                          Augusta, Georgia                        248              1982             5,991,757

    RENTAL INCOME

Rents from leases are accounted for ratably over the term of each lease, which is generally for a period of 12 months or less.


2.  BASIS OF ACCOUNTING

The accompanying combined statements of excess of revenues over specific operating expenses are presented on the accrual basis of accounting. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the properties after acquisition by the Company, such as depreciation, interest, and management fees.